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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 12, 2008

                 (Date of Earliest Event Reported: May 12, 2008)

                            -----------------------

                                  RADNET, Inc.
             (Exact name of registrant as specified in its Charter)

          New York                     0-19019                 13-3326724
(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

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ITEM 8.01.  OTHER EVENTS

      Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of a conference call and series of questions recently posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant's responses thereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit Number           Description of Exhibit
      --------------           ----------------------

          99.1                 Discussion, Questions and Answers.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2008                            RADNET, INC.


                                              By: /s/ Howard G. Berger, M.D.
                                                 -----------------------------
                                                 Howard G. Berger, M.D.
                                                 President and Chief Executive
                                                 Officer


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                                  EXHIBIT INDEX


99.1         Discussion, Questions and Answers







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